UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 21, 2004
(December 15, 2004)

STORAGE TECHNOLOGY CORPORATION
(Exact Name of Registrant As Specified In Its Charter)

Delaware	1-7534	84-0593263
(State or jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StorageTek Drive, Louisville, Colorado 80028-4309
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (303) 673-5151

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2004, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of Storage Technology Corporation (“StorageTek”), approved the performance objectives for StorageTek that will be used to determine the total pool available for cash bonus awards that may be paid to StorageTek’s executives and employees for the 2005 fiscal year under StorageTek’s 2004 Performance-Based Incentive Bonus Plan (the “Bonus Plan”) approved by stockholders on May 20, 2004.

The total pool available for cash bonuses under the Bonus Plan for fiscal year 2005 is based upon two performance objectives, net after-tax revenues for the fiscal year and return on assets for the fiscal year, each weighted equally. Awards can vary from zero, if threshold targets are not met, to amounts in excess of the target, if targets are exceeded. The actual bonus paid may be adjusted upward or downward based upon the participant’s individual contributions and the results from the participant’s business unit or functional organization, provided that, with respect to the determination of bonus payments for the top executives, there will be no upward discretion so that the bonuses may qualify as performance-based under Internal Revenue Code Section 162(m).

In addition, on December 15, 2004, the Committee approved the forms of stock option agreement and restricted stock agreement for use in connection with StorageTek’s Amended and Restated 1995 Equity Participation Plan (“1995 Plan”) and the forms of stock option agreement, restricted stock agreement, and restricted stock unit agreement for use in connection with StorageTek’s 2004 Long-Term Incentive Plan (“2004 Plan”). The agreements address, among other things, the vesting of the awards, the effect of termination of employment on the awards, the participant’s obligation to pay certain taxes, and a waiver of date privacy rights. The agreements related to the 2004 Plan include a new definition of retirement (age 55 and 5 years of service) and provide for the accelerated vesting of all awards upon retirement and the right to exercise stock options for the full original term of the award. Copies of the agreements are attached hereto as exhibits.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1	Form of Stock Option Agreement under 1995 Plan
10.2	Form of Restricted Stock Agreement under 1995 Plan
10.3	Form of Stock Option Agreement under 2004 Plan
10.4	Form of Restricted Stock Agreement under 2004 Plan
10.5	Form of Restricted Stock Unit Agreement under 2004 Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2004	Storage Technology Corporation By: /s/ Mark Roellig —————————————— Vice President, General Counsel

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